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                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                       Supplement dated October 21, 1997
                      to Prospectus dated January 7, 1997
THE FOLLOWING INFORMATION SUPPLEMENTS THE SECTION ENTITLED "MANAGER" IN THE
PROSPECTUS:

    In October 1997, portfolio management for the Fund was assumed by Stephen F. Auth, David C. Descalzi and Toru Komatsu, as co-managers.

    Stephen F. Auth is Senior Managing Director of The Prudential Investment Corporation (PIC), the Fund's Subadviser. He manages global equity portfolios for institutional clients, including The Prudential Insurance Company of America (Prudential), as well as Prudential Global Genesis Fund, Inc. Mr. Auth has co-managed the Fund's portfolio since October 1997 and has been employed by PIC as a portfolio manager since 1985. Mr. Auth heads PIC's global and international investment management organization. Mr. Auth is a Chartered Financial Analyst.

    David C. Descalzi is a Managing Director of PIC and, since 1994, has been a member of PIC's global equity investment team. Mr. Descalzi currently leads a team of investment professionals managing small cap portfolios investing in the Pacific rim (except Japan). Mr. Descalzi has held a number of positions with Prudential since 1978, and has served as co-manager of the Fund since October 1997.

    Toru Komatsu is also a Managing Director of PIC. He has been employed by PIC since 1991 and has been responsible for managing Japanese small capitalization stocks. Mr. Komatsu has served as co-manager of the Fund since October 1997. He earned his Chartered Financial Analyst designation in 1989.

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